Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Daniel T. Meisenheimer, Chief Executive Officer and President of United States Basketball League, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of United States Basketball League, Inc., as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of United States Basketball League, Inc. for the periods presented.

                                      /s/Daniel T. Meisenheimer, III
                                      ---------------------------------
                                      Name:  Daniel T. Meisenheimer, III
                                      Date:  June 13, 2007



     I, Richard C. Meisenheimer, Chief Financial Officer of United States Basketball League, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of United States Basketball League, Inc., as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of United States Basketball League, Inc. for the periods presented.

                                      /s/Richard C. Meisenheimer
                                      ---------------------------------
                                      Name: Richard C. Meisenheimer
                                      Date: June 13, 2007